                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                          TO EXCHANGE ALL OUTSTANDING
                         9 7/8% SENIOR NOTES DUE 2007
                                      FOR
                     9 7/8% SERIES B SENIOR NOTES DUE 2007
                     WHICH HAVE BEEN REGISTERED UNDER THE
                      SECURITIES AND EXCHANGE ACT OF 1933
                                      OF
                       IMPERIAL CREDIT INDUSTRIES, INC.

                PURSUANT TO THE PROSPECTUS DATED MARCH 31, 1997


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
 APRIL 30, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 9 7/8% SENIOR NOTES DUE 2007 (THE "OLD NOTES") MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.



      DELIVERY TO: THE CHASE TRUST COMPANY OF CALIFORNIA, EXCHANGE AGENT

  By Hand/Overnight Courier/By Mail:                By Facsimile:
     c/o The Chase Manhattan Bank                  (212) 638-7380

       Attn: Mr. Carlos Estevez
            55 Water Street                     Confirm by Telephone:
        Second Floor, Room #234                    (212) 638-0828
       New York, New York 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN AND THE PROSPECTUS (AS DEFINED) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  By execution hereof, the undersigned acknowledges receipt of the Prospectus, dated March 31, 1997 (as the same may be amended from time to time, the "Prospectus") of Imperial Credit Industries, Inc., a California corporation (the "Company"), and this Letter of Transmittal and instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer to the holders of the Old Notes (the "Holders") to exchange (the "Exchange Offer") all of their outstanding Old Notes for an aggregate principal amount of up to $200,000,000 of the Company's 9 7/8% Series B Senior Notes due 2007 (the "New Notes") which have been registered under the Securities Act of 1933, as amended, upon the terms and subject to the conditions set forth in the Prospectus.

  For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from January 23, 1997. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from January 23, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

  This Letter of Transmittal is to be completed by a Holder of Old Notes, either if certificates are to be forwarded herewith, or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

  The undersigned has completed the appropriate boxes below and has signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or to the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Act"), of the Company.

  The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account pursuant to the Exchange Offer, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated below maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown below in the box entitled "Description of Old Notes."

  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

  This Letter of Transmittal is to be used by Holders if (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer Procedures for Tendering Old Notes--Book-Entry Transfer" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (both Holders and such DTC participants, acting on behalf of Holders, are referred to herein as "Acting Holders"), unless an Agent's Message (as defined below) is delivered in connection with such book-entry transfer, or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "Procedures for Tendering Old Notes--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution: _____________________________________________
  Account Number with DTC: ___________________________________________________
  Transaction Code Number: ___________________________________________________

  If Holders desire to exchange Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not immediately available,
(ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Depositary on or prior to 5:00 p.m., New York City time, on the Expiration Date, or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed prior to the Expiration Date, such Holders may effect a tender and a delivery of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 below.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name of Registered Holder(s): ______________________________________________
  Window Ticket No. (if any): ________________________________________________
  Date of Execution of Notice of Guaranteed Delivery: ________________________ Name of Eligible Institution that Guaranteed Delivery: _____________________ If Delivered by Book-Entry Transfer:
    Account Number with DTC: _______________________________________________
    Transaction Code Number: _______________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ______________________________________________________________________
  Address: ___________________________________________________________________

  If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

  List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

------------------------------------------------------------------------------
                           DESCRIPTION OF OLD NOTES
-------------------------------------------------------------------------------
                                                        AGGREGATE    PRINCIPAL
                                                        PRINCIPAL      AMOUNT
     NAME(S) AND ADDRESS(ES) OF HOLDER(S) CERTIFICATE    AMOUNT     OF OLD NOTES
          (PLEASE FILL IN, IF BLANK)      NUMBER(S)*  REPRESENTED**   TENDERED
--------------------------------------------------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
                                         ---------------------------------------
--------------------------------------------------------------------------------

TOTAL PRINCIPAL AMOUNT OF OLD NOTES
--------------------------------------------------------------------------------
 * Need not be completed by Holders tendering by book-entry transfer (see below).

 ** Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated
    in column 2. See Instruction 2.
--------------------------------------------------------------------------------

__________________________________________________

               PLEASE SIGN HERE
   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

   IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF
 (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR
 A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED
 DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY)
 MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO
 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION
 DATE.

   IF A HOLDER IS TENDERING ANY OLD NOTES, THIS
 LETTER MUST BE SIGNED BY THE REGISTERED HOLDER(S)
 AS THE NAME(S) APPEAR(S) ON THE CERTIFICATE(S)
 FOR THE OLD NOTES OR BY ANY PERSON(S) AUTHORIZED
 TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS
 AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE
 IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR,
 GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A
 FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET
 FORTH FULL TITLE. SEE INSTRUCTION 3.

 X ________________________________________________
 X ________________________________________________
 (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

 Date: ______________,
 Name(s): _________________________________________
     ___________________________________________
                  (PLEASE PRINT)

 Capacity: ________________________________________
 Address: _________________________________________
     ____________________________________________
               (INCLUDING ZIP CODE)

 Area Code and Telephone No.: _____________________

    PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

     SIGNATURE GUARANTEE (SEE INSTRUCTION 3)

 Certain Signatures Must be Guaranteed by an
 Eligible Institution

 ----__________________________________________________
 (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

 __________________________________________________
 __________________________________________________
 __________________________________________________
 (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
           (INCLUDING AREA CODE) OF FIRM)

 __________________________________________________
              (AUTHORIZED SIGNATURE)
 __________________________________________________
                  (PRINTED NAME)
 __________________________________________________
                     (TITLE)

 Date: ______________,

____________________________________________________

_______________________________________

        SPECIAL ISSUANCE INSTRUCTIONS
        (SEE INSTRUCTIONS 2, 3 AND 4)

   To be completed ONLY if
 certificates for Old Notes not
 exchanged and/or New Notes are
 to be issued in the name of and
 sent to someone other than the
 person or persons whose
 signatures(s) appear(s) on this
 Letter of Transmittal above, or
 if Old Notes delivered by book-
 entry transfer which are not
 accepted for exchange are to be
 returned by credit to an account
 maintained at the Book-Entry
 Transfer Facility other than the
 account indicated above.

 Issue: New Notes and/or Old
 Notes to:

 Name: ___________________________
              (PLEASE PRINT)
 Address: ________________________
              (PLEASE PRINT)
 _________________________________
              ZIP CODE

 _________________________________
TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
      (SEE SUBSTITUTE FORM W-9 HEREIN)

 Credit unpurchased Old Notes by
 book-entry transfer to the DTC
 account set forth below:

 _________________________________
        (DTC ACCOUNT NUMBER)
 Name of Account Party:

 _________________________________
    PLEASE COMPLETE SUBSTITUTE
          FORM W-9 HEREIN

        SIGNATURE GUARANTEE
        (SEE INSTRUCTION 3)
 Certain Signatures Must be
 Guaranteed by an Eligible
 Institution

 _________________________________
   (NAME OF ELIGIBLE INSTITUTION
     GUARANTEEING SIGNATURES)

 _________________________________

 _________________________________

 _________________________________
(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
       (INCLUDING AREA CODE) OF FIRM)

 _________________________________
       (AUTHORIZED SIGNATURE)

 _________________________________
          (PRINTED NAME)

 _________________________________
              (TITLE)

 Date: ______________,

___________________________________

___________________________________

    SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 2, 3 AND 4)

   To be completed ONLY if
 certificates for Old Notes not
 exchanged and/or New Notes are
 to be sent to someone other than
 the person or persons whose
 signature(s) appear(s) on this
 Letter above or to such person
 or persons at an address other
 than shown in the box entitled
 "Description of Old Notes" on
 this Letter above.


 Deliver: New Notes and/or Old
 Notes to:

 Name: ___________________________
              (PLEASE PRINT)
 Address: ________________________
              (PLEASE PRINT)
 _________________________________
                 ZIP CODE

 _________________________________
TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
       (SEE SUBSTITUTE FORM W-9 HEREIN)

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

  This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

  Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 3), (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and
(iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are deposited by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

  See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
TRANSFER).

  If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered." A reissued certificate representing the balance of non-tendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS, GUARANTEE OF SIGNATURES.

  If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

  If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

  If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this letter as there are different registrations of certificates.

  When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an institution that is a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP) (an "Eligible Institution").

  IF THIS LETTER IS SIGNED BY A PERSON OTHER THAN THE REGISTERED HOLDER OR HOLDERS OF ANY CERTIFICATE(S) SPECIFIED HEREIN, SUCH CERTIFICATE(S) MUST BE ENDORSED AND ACCOMPANIED BY APPROPRIATE BOND POWERS, IN EITHER CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDER OR HOLDERS APPEAR(S) ON THE CERTIFICATE(S) AND SIGNATURES ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

  If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  NO SIGNATURE GUARANTEE IS REQUIRED, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

  Federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 attached hereto, which, in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

  Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 attached hereto, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and will continue until such Holder furnishes its TIN to the Company.

6. TRANSFER TAXES.

  The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or to its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or to its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

7. WAIVER OF CONDITIONS.

  The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

  Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

  Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
-----------------------------------------------------------------------------
                        PART 1--PLEASE PROVIDE YOUR    ----------------------
                        TIN IN THE BOX AT RIGHT AND    Social Security Number
                        CERTIFY BY SIGNING AND         OR
                        DATING BELOW.                  ----------------------
 SUBSTITUTE                                            Employer Identification
 FORM W-9                                              Number
 DEPARTMENT OF
 THE TREASURY           -------------------------------------------------------
 INTERNAL REVENUE       PART 2--Certification--Under            PART 3--
 SERVICE                Penalties of Perjury, I Certify that:   Awaiting
                                                                TIN [_]
 PAYER'S REQUEST       --------------------------------------
 FOR TAXPAYER           (1) The number shown on this form is
 IDENTIFICATION             my correct Taxpayer
 NUMBER (TIN)               Identification Number (or I am
                            waiting for a number to be issued
                            to me) and

                        (2) I am not subject to backup
                            withholding either because I have
                            not been notified by the Internal
                            Revenue Service ("IRS") that I am
                            subject to backup withholding as
                            a result of failure to report all
                            interest or dividends, or the IRS
                            has notified me that I am no
                            longer subject to backup
                            withholding.
                       --------------------------------------------------------
                        Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                        SIGNATURE _____________________________ DATE ___________

--------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 ____________________________________    _______________________________,
              Signature                                  Date

 -----------------------------------------------------------------------------

                   THE DEPOSITARY FOR THE EXCHANGE OFFER IS:

                       CHASE TRUST COMPANY OF CALIFORNIA

     By Hand/Overnight Courier/By Mail:                        By Facsimile:
        c/o The Chase Manhattan Bank                           (212) 638-7380
          Attn: Mr. Carlos Estevez
               55 Water Street                             Confirm by Telephone:
           Second Floor, Room #234                             (212) 639-0828
          New York, New York 10041

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                                   20th Floor
                            New York, New York 10005
                                 (800) 669-5550